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                             AMENDMENT NUMBER FOUR
                        AND WAIVER TO CREDIT AGREEMENT

  This AMENDMENT NUMBER FOUR AND WAIVER TO CREDIT AGREEMENT, dated as of December 10, 1996 (this "Amendment"), is entered into among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), the financial institutions which are signatories to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Banks thereunder (in such capacity, the "Agent").

  WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement to provide for, among other things, the reduction of certain minimum amounts for Borrowings, conversions into or continuations of Eurodollar Rate Portions, and optional prepayments.

  WHEREAS, the Borrower has informed the Banks and the Agent that the Borrower intends to enter into a transaction pursuant to which the Borrower will acquire two (2) continuing care retirement community facilities located in Oak Park, Illinois and Corpus Christi, Texas (the "Properties"), lease the Properties to American Retirement Communities, L.P. ("ARC"), and make renovations to the Corpus Christi, Texas Property, all as more particularly described in a memorandum (the "Memorandum") from Andy Stokes and John Sheehan to the Borrower's Investment Committee, dated November 13, 1996, a true and complete copy of which is attached hereto as Exhibit "A" (the transaction substantially as described in the Memorandum is referred to herein as the "Transaction");

  WHEREAS, the Borrower has requested that the Banks and the Agent waive the Borrower's compliance with certain covenants set forth in Section 9.4 of the Credit Agreement in connection with the consummation of the Transaction; and

  WHEREAS, on the terms and conditions contained herein, the Banks and the Agent have agreed to amend such provisions of the Credit Agreement and to waive the Borrower's compliance with certain covenants set forth in Section
9.4 of the Credit Agreement.

  NOW, THEREFORE, in consideration of the above premises and the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                           DEFINITIONS; CONSTRUCTION

  1.1. Definitions for this Amendment. Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless specifically defined herein. For purposes of this Amendment, the following initially capitalized terms shall have the following meanings:

    "Agent" shall have the meaning set forth in the introduction to this Amendment.

    "Amendment" means this Amendment Number Four and Waiver to Credit Agreement among the Borrower, the Banks, and the Agent.

    "Bank" and "Banks" shall have the respective meanings set forth in the introduction to this Amendment.

    "Borrower" shall have the meaning set forth in the introduction to this Amendment.

    "Credit Agreement" means that certain Credit Agreement, dated as of May 20, 1993, among the Borrower, the Banks, and the Agent, as amended by that certain Amendment Number One to Credit Agreement dated as of April 28, 1994, that certain Amendment Number Two to Credit Agreement dated as of July 11, 1995, and that certain Amendment Number Three to Credit Agreement dated as of January 22, 1996.

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  1.2. Construction. Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or".

                                   ARTICLE 2

                        AMENDMENT OF CERTAIN PROVISIONS
                            OF THE CREDIT AGREEMENT

  2.1 Amendment of Section 2.2(a) of the Credit Agreement. Section 2.2(a) of the Credit Agreement is amended by deleting clause (C) therefrom in its entirety and substituting therefor the following clause:

    (C) the aggregate amount of the Borrowing, which (1) in the case of the Base Rate Portions thereof shall be in the amount of $500,000 or a greater amount which is an integral multiple of $100,000, and (2) in the case of the Eurodollar Rate Portions thereof shall be in the amount of $2,000,000 or a greater amount which is an integral multiple of $100,000;

  2.2 Amendment of Section 3.5(a) of the Credit Agreement. Section 3.5(a) of the Credit Agreement is amended by deleting clause (C) therefrom in its entirety and substituting therefor the following clause:

    (C) the aggregate amount of the Loans that are the subject of such continuation or conversion, which in the case of a conversion into or continuation of Eurodollar Rate Portions shall be in the amount of $2,000,000 or a greater amount which is an integral multiple of $100,000; and

  2.3 Amendment of Section 4.3 of the Credit Agreement. Section 4.3 of the Credit Agreement is amended by deleting subsection (a) therefrom in its entirety and substituting therefor the following subsection:

    (a) Optional Prepayments. The Borrower may, upon at least one Business Day's written notice to the Agent for Base Rate Portions and three Eurodollar Business Days written notice to the Agent for Eurodollar Rate Portions, prepay the outstanding amount of the Loans in whole or ratably in part, without premium or penalty, subject to a Bank's right to make a request for compensation as provided in Section 5.2. Partial prepayments of Base Rate Portions shall be in an aggregate principal amount of at least $500,000 or a greater amount which is an integral multiple of $100,000, and partial prepayments of Eurodollar Rate Portions in each case shall be in an aggregate principal amount of at least $2,000,000 or a greater amount which is an integral multiple of $100,000.

                                   ARTICLE 3

                         WAIVERS OF CERTAIN PROVISIONS
                            OF THE CREDIT AGREEMENT

  3.1 Waiver of Section 9.4(f)(iii) of the Credit Agreement. The Banks hereby agree to waive the Borrower's compliance with subsection (f)(iii) of Section
9.4 of the Credit Agreement in connection with the consummation of the Transaction to the extent the Transaction includes the purchase of the Properties for a consideration which exceeds $20,000,000; provided, however, that such purchase consideration shall not exceed $27,000,000 (exclusive of Borrower's transaction expenses).

  3.2 Waiver of Section 9.4(g) of the Credit Agreement. The Banks hereby agree to waive the Borrower's compliance with subsection (g) of Section 9.4 of the Credit Agreement in connection with the consummation of the Transaction to the extent the Transaction includes expenditures for fixed or capital assets in connection with the renovation of the Corpus Christi, Texas Property; provided, however, that such expenditures shall not exceed $14,000,000 in the aggregate and shall be made, if at all, on or before December 31, 1998.


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                                   ARTICLE 4

                                 MISCELLANEOUS

  4.1 Loan Documents. This Amendment shall be one of the Loan Documents.

  4.2 Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature pages of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

  4.3 Effectiveness. This Amendment shall be effective as of the date first written above, when one or more counterparts hereof shall have been executed by the Borrower, the Banks, and the Agent and shall have been delivered to the Agent.

  4.4 No Other Amendment. Except as expressly amended hereby and except with respect to the specific waivers set forth in Article 3 hereof, the Credit Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed a part of and is hereby incorporated in the Credit Agreement.

  4.5 Governing Law and Venue. THE VALIDITY OF THIS AMENDMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

  4.6 Definitive Agreements. Promptly after the consummation of the purchase and leaseback portion of the Transaction, the Borrower shall deliver to the Agent fully-executed copies of the definitive agreements entered into by the Borrower, ARC and any other Persons in connection with such purchase and leaseback, together with copies of such further documents relating to such definitive agreements as are requested by the Agent. In addition, the Borrower shall deliver to the Agent copies of such agreements, plans and other documentation regarding the renovation of the Corpus Christi, Texas Property as are requested by the Agent.

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  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

WELLS FARGO BANK, NATIONAL                SANWA BANK CALIFORNIA
ASSOCIATION, in its individual
capacity and as Agent

By __________________________________     By __________________________________

Title: ______________________________     Title: ______________________________

THE SUMITOMO BANK, LIMITED                BHF-BANK AKTIENGESELLSCHAFT

By __________________________________     By __________________________________

Title: ______________________________     Title: ______________________________

By __________________________________     By __________________________________

Title: ______________________________     Title: ______________________________

THE BANK OF NEW YORK

By __________________________________

Title: ______________________________

NATIONWIDE HEALTH PROPERTIES, INC.

By __________________________________

Title: ______________________________

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